UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: September 8, 2014

AXION POWER INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-22573	65-0774638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Clover Lane

New Castle, PA 16105

(Address of principal executive offices)

(724) 654-9300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendment to the Articles of Incorporation of Axion Power International, Inc.

Axion Power International, Inc. (the “Company”) has amended its Articles of Incorporation, effective September 8, 2014, to effect a 50-for-1 reverse split of its issued and outstanding common stock. On July 7, 2014, the Company’s shareholders had approved a reverse split of not less than 20-for-1 nor more than 50-for-1 of its issued and outstanding common stock, which was subsequently fixed by its board of directors at 50:1. The Company filed an Issuer Company-Related Action Notification Form, and FINRA approved the reverse stock split to take effect on September 8, 2014, and trading in the Company’s common stock will continue on the OTCQB on a reverse stock split-adjusted basis on September 8, 2014 under the symbol “AXPWD”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 8, 2014

Axion Power International, Inc.

By:	/s/ Charles R. Trego, Jr.

Charles R. Trego Jr.
Interim Chief Financial Officer